Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2022
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information
a)The following is a tabular reconciliation of the Company's cash, cash equivalents and restricted cash balances for the periods presented in the Company's consolidated statements of cash flows:

	December 31, 2022 $	December 31, 2021 $	December 31, 2020 $	December 31, 2019 $
Cash and cash equivalents	215,738	92,069	206,762	160,221
Restricted cash – current	42,376	11,888	8,358	53,689
Restricted cash – long-term	7,832	38,100	42,823	39,381
Total	265,946	142,057	257,943	253,291

The Company maintains restricted cash deposits relating to certain term loans, collateral for derivatives (see Note 13), vessels held for sale, performance bond collateral, obligations related to finance leases and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

b)The changes in operating assets and liabilities for years ended December 31, 2022, 2021 and 2020 are as follows:

	Year Ended December 31, 2022 $	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $
Accounts receivable	(4,373)	(21,874)	5,829
Prepaid expenses and other current assets	7,193	(10,082)	(2,463)
Accounts payable	(3,952)	5,315	(211)
Accrued liabilities and other long-term liabilities	(10,223)	(15,912)	(1,484)
Unearned revenue and long-term unearned revenue	(2,355)	(14,419)	(2,675)
Advances to and from affiliates	(10,009)	4,567	9,368
Receipts from direct financing and sales-type leases (note 15f)	16,347	15,013	274,562
Expenditures for dry docking	(23,145)	(32,808)	(5,259)
Other operating assets and liabilities	(400)	(7,355)	(3,436)
Total	(30,917)	(77,555)	274,231

c)Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and obligations related to finance leases, net of amounts capitalized, during the years ended December 31, 2022, 2021 and 2020 totaled $156.1 million, $175.7 million and $170.0 million, respectively.
d)During the years ended December 31, 2022, 2021 and 2020, cash paid for taxes was $2.2 million, $6.9 million and $3.5 million, respectively.
e)On May 11, 2020, Teekay and the Company eliminated all of the Company's incentive distribution rights, which were held by the General Partner, in exchange for the issuance to a subsidiary of Teekay of newly-issued common units of the Company (see Note 12d). This transaction was treated as a non-cash transaction in the Company's consolidated statements of cash flows.
f)In 2013, the Company acquired two LNG carriers, the WilPride and WilForce, from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five-year and four-year fixed-rate bareboat charter contracts, respectively, with Awilco holding fixed-price purchase obligations at the end of the charter contracts. These charter contracts were subsequently extended to February 2020, with the ownership of both vessels transferring to Awilco at the end of this extension. In addition, in October 2019, Awilco obtained credit approval for a financing facility that would provide the funds necessary for Awilco to fulfill its purchase obligation of the two LNG carriers. As a result, both vessels were derecognized and sales-type lease receivables were recognized based on the remaining amounts owing to the Company, including the purchase obligations. In January 2020, Awilco purchased both LNG carriers from the Company and paid the Company the associated purchase obligation, deferred hire amounts and interest on deferred hire amounts thereon, totaling $260.4 million relating to these two vessels.